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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated March 1, 2013 relating to the financial statements, which appears in Shutterstock, Inc.'s Registration Statement on Amendment No. 2 to Form S-1 (No. 333-190805). We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York
September 19, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM